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                                                                    Exhibit 23.3
                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Harken Energy Corporation's previously filed Registration Statements on Form S-3 (Nos. 333-74410, 333-67156, 333-59092, 333-30490, 333-34534, 333-34650, 333-34720,
333-34830, 333-38050, 333-44564, 333-48760, 333-79617, 333-85057, 333-71751,
333-78859, 333-79281, 333-80031).

                                                           ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 2002